                                                                   EXHIBIT 10.25


                           NEWS COMMUNICATIONS, INC.

                               STANDBY AGREEMENT
                               -----------------



                                                           January 12, 1999
Mr. Wilbur L. Ross, Jr.
Rothschild, Inc.
1251 Avenue of the Americas
51st Floor
New York, New York  10019

Melvyn I. Weiss, Esq.
Milberg Weiss Bershad Hynes & Lerach LLP
One Pennsylvania Plaza
New York, N.Y. 10119

Mr. J. Morton Davis
D.H. Blair Investment Banking Corp.
44 Wall Street
New York, N.Y. 10005

Dear Sirs:

     News Communications, Inc., a Nevada corporation (the "Company"), proposes to offer to its existing holders of Common Stock and $10 Convertible Preferred Stock non-transferable rights to subscribe for an aggregate of 3,833,333 shares (the "Shares") of the Company's Common Stock, $.01 par value on the basis of a minimum of one and a maximum of two shares (as available) for every share owned on December18, 1998, the record date, by each stockholder, at a subscription price of $1.50 per share (the "Subscription Price"). Such offering to existing shareholders shall be referred to herein as the "Rights Offering." In this regard, the Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (No. 333-67407) with respect to the Rights Offering (the "Registration Statement"). The Rights Offering will last for a period of thirty (30) days. The Company desires to make arrangements pursuant to which Wilbur L. Ross, Jr., Melvyn I. Weiss and J. Morton Davis, or their designees (collectively, the "Purchasers") will purchase from the Company, on the terms and subject to the conditions set forth herein, such number of shares of Common Stock, if any (the "Standby Shares"), that are not subscribed for in the Rights Offering as follows:

                    Mr. Ross  15%
                    Mr. Weiss  35%
                    Mr. Davis  50%

     The Company confirms its agreements with the Purchasers as follows:

     1.  Agreement to Sell and Purchase.
         ------------------------------

     Upon and subject to all the terms and conditions of this Standby Agreement (this "Agreement"), the Company agrees to sell to the Purchasers, and the Purchasers agree to purchase from the Company, all of the Standby Shares at the Subscription Price.

     2.  Delivery and Payment.    Delivery of the Standby Shares shall be made
         --------------------
to the Purchasers against payment of the purchase price by wire transfer to the Company of immediately available funds. Such payment shall be made by 10:00 a.m., Eastern time, on the third business day following closing of the Rights Offering (such date is hereinafter referred to as the "Closing Date"). The Company shall advise the Purchasers in writing no later than 7:00 p.m., New York City time, on the business day after the Closing Date of the number of shares of Common Stock that will comprise the Standby Shares. At the Closing Date, the Company shall deliver to the Purchasers three certificates, one registered in the name of each of the Purchasers, representing the total number of Standby Shares.

     The cost of original issue and stamp tax, if any, in connection with the issuance and delivery of the Standby Shares by the Company to the Purchasers shall be borne by the Company. The Company will pay and hold the Purchasers and any subsequent holder of the Standby Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to the Purchasers of the Standby Shares.

     3.  Representations and Warranties of the Company.
         ---------------------------------------------

     The Company represents, warrants and covenants to the Purchasers as follows:

          (a) Prior to the effective date (the "Effective Date") of the Registration Statement, the Company will take all actions necessary to effect a one-for-three reverse stock split of its Common Stock, after which there will be approximately 2,735,791 shares of Common Stock issued and outstanding, excluding 1,579,926 shares issuable upon exercise of convertible securities, options or warrants, subject to adjustment for the elimination of fractional shares resulting from the reverse stock split.

          (b) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the (i) authorization, issuance, transfer, sale or delivery of the Standby Shares by the Company; (ii) execution, delivery and performance of this Agreement by the Company; or (iii) taking by the Company of any action contemplated hereby, except as have been obtained under the Securities Act of 1933, as amended (the "Act") or the rules and regulations promulgated thereunder (the "Rules and Regulations") and as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD"), in connection with the purchase of the Standby Shares.

          (c) The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement or obligation of the Company and is enforceable against the Company in accordance with its terms except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and by general principles of equity. The Company has full corporate power and authority to issue the Standby Shares, all as described in the Registration Statement, and all such actions have been duly authorized by the Company. The Standby Shares, when issued in accordance with the terms of this Agreement and the Registration Statement, will be duly and validly issued, fully paid and non-assessable. Neither the performance of this Agreement nor the consummation of the transactions contemplated hereby will result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of the obligations under, or result in the acceleration of any obligation under, the Articles of Incorporation or By-Laws of the Company, any contract or other agreement to which the Company or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company.

     4.  Representations and Warranties of the Purchasers.  Each of the
         ------------------------------------------------
Purchasers, severally and not jointly, represents and warrants to the Company as follows:

          (a) Each Purchaser is of majority age and has the legal capacity to enter into this Agreement and to carry out the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the each Purchaser enforceable in accordance with its terms.

          (b) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not (i) conflict with or violate any law, regulation, court order, judgment or decree applicable to each Purchaser, (ii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or (iii) give to others any rights of termination or cancellation of any contract, permit, license or franchise to which each Purchaser is a party or is bound or affected.

          (c) The execution, delivery or performance of this Agreement do not, and the consummation of the transactions contemplated hereby will not, require any notice, report or other filing with any governmental authority, domestic or foreign, or require any waiver, consent, approval or authorization of any person or any governmental or regulatory authority, domestic or foreign.

          (d) Each Purchaser understands and acknowledges that, notwithstanding the effectiveness of the Registration Statement, the Purchaser may be deemed to be an "underwriter" within the meaning of the Securities Act. Accordingly, each Purchaser confirms that (i) the Standby Shares are being acquired for investment purposes and for an indefinite period for each Purchaser's own account and not with a view to sell or distribute any part thereof, (ii) that each Purchaser has no present intention of selling or otherwise distributing the Standby Shares, and (iii) that each Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell or transfer to such person any of the Standby Shares.

          (e) Each Purchaser has reached the age of majority in the state in which such Purchaser resides, has adequate means of providing for the Purchaser's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Standby Shares for an indefinite period of time, has no need for liquidity in such investment, has made commitments to investments that are not readily marketable which are reasonable in relation to the Purchaser's net worth and, at the present time, could afford a complete loss of such investment.

     5.  Agreement of the Company.  The Company agrees with the Purchasers as
         ------------------------
follows:

          (a) During the five-year period commencing on the Effective Date, the Company will furnish to the Purchasers copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Purchasers a copy of each annual or other report it shall be required to file with the Commission.

          (b) The Company will make generally available to holders of its securities as soon as may be practicable, but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

          (c) The Company will apply the net proceeds from the sale of the Standby Shares to the Purchasers in the manner set forth in the Registration Statement under "Use of Proceeds."

          (d) The Company will mail or cause to be mailed to the existing shareholders of the Company the Notice of Rights Offering, together with a letter of transmittal, within three days after the expiration of the thirty-day period referred to in the first paragraph of this Agreement.

     6.  Conditions to the Obligations of the Purchasers.
         -----------------------------------------------

     The obligations of the Purchasers hereunder are subject to the following conditions:

          (a) The Notice of Rights Offering shall have been given to all existing shareholders as contemplated herein.

          (b) Notification that the Registration Statement has become effective shall be received by the Purchasers no later than 5:00 p.m., Eastern time, on the date and time as shall be consented to in writing by the Purchasers, and all filings required by Rule 424 of the Rules and Regulations shall have been made within the time required by such rule.

          (c) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of such staff and (iv) after the date hereof no amendment or supplement to the Registration Statement or the prospectus included in the Registration Statement (the "Prospectus") shall have been filed unless a copy thereof was first submitted to the Purchasers, and the Purchasers did not object thereto in good faith.

          (d) At the Closing Date, (i) other than as set forth in or contemplated by the Registration Statement and the Prospectus, there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company, taken as a whole, whether or not arising from transactions in the ordinary course of business, since the date as of which such information is given in the Registration Statement and the Prospectus and (ii) the Company shall not have sustained, since the date as of which such information is given in the Registration Statement and the Prospectus, any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if, in the judgment of the Purchasers, any such development makes it impracticable or inadvisable to proceed with the transactions contemplated hereby on the terms and in the manner contemplated by the Registration Statement and the Prospectus.

          (e) At the Closing Date, there shall have been, since the date as of which such information is given in the Registration Statement and the Prospectus, no litigation or other proceeding instituted against the Company or any of its officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, that might reasonably materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company, taken as a whole.

          (f) Each of the representations and warranties of the Company contained herein shall be true and correct at the Closing Date, as if made on the Closing Date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

          (g) Prior to the Closing Date, the Shares will have been listed on Nasdaq.


     7.  Registration Rights.
         -------------------

          (a) If the Purchasers of a majority of the Standby Shares desire to distribute the Standby Shares by means of an underwriting, they shall so advise the Company and shall select an underwriter reasonably acceptable to the Company. The Company and the Purchasers proposing to distribute their Standby Shares through such underwriter shall enter into an underwriting agreement in customary form with the underwriter selected for such underwriting by the Company. The Company shall not be required to effect more than two underwritten offerings of Standby Shares. The Company shall pay all expenses, other than underwriters' discounts and commissions and fees and disbursements of experts and counsel retained by the undersigned, relating to an underwriting of the Standby Shares covered by the first request, and the Purchasers requesting an underwriting shall pay all reasonable registration expenses arising from the second such underwriting. Notwithstanding any other provision of this Section 7, if the underwriter advises the Purchasers in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of Standby Shares that may be included in the registration and underwriting shall be allocated among the Purchasers, in proportion (as nearly as practicable) to the amount of Standby Shares of the Company owned by each Purchaser; provided, however, that the number of Standby Shares to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.


          (b) If, at any time during the three-year period following the Closing Date, the Company proposes to file with the SEC a registration statement (the "Subsequent Registration Statement) with respect to any class of securities (other than pursuant to a registration statement on Forms S-4 or S-8 or any successor form) under the Securities Act, the Company shall notify the Purchasers at least twenty (20) days prior to the filing of the Subsequent Registration Statement and will offer to include all or any portion of the Standby Shares in the Subsequent Registration Statement. At the written request of any of the Purchasers, delivered to the Company within ten (10) days after the date of the Company's notice, the Purchaser shall state the number of Standby Shares that he wishes to sell under the proposed Subsequent Registration Statement.


          (c) If the Subsequent Registration Statement is filed with respect to an underwritten offering, the Company and the Purchasers shall enter into an underwriting agreement in customary form with the underwriter selected for such underwriting by the Company. The Company shall pay all expenses, other than underwriters' discounts and commissions and fees and disbursements of experts and counsel retained by the Purchasers, relating to an underwriting of the Standby Shares.

          (d) the Purchasers, if reasonably requested by the Company or by the underwriter with respect to any public offering, shall agree not to sell, make any short sale of, loan, grant any options for the purchase of, or otherwise dispose of any of the Standby Shares (other than those included in the Subsequent Registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days), from the effective date of such Subsequent Registration Statement, or the commencement of the offering, as applicable, as may be requested by the underwriters, provided that all other holders of the class of securities being registered pursuant to the Subsequent Registration shall make the same agreements as those made by the Purchasers under this section 7(d);


          (e) the Purchasers shall promptly provide the Company with such non-confidential and non-proprietary information as it shall reasonably request and that is available to the Purchasers in order to prepare the Subsequent Registration Statement;


          (f) All reasonable and necessary expenses in connection with the preparation of the Subsequent Registration Statement, including, without limitation, any and all legal, accounting and filing fees, but not including fees and disbursements of experts and counsel retained by the Purchasers or underwriting discounts and commissions to be paid by the Purchasers, shall be borne by the Company;


          (g) the Company shall use its best efforts to effect such Subsequent Registration permitting the sale of the Standby Shares in accordance with the intended method or methods of distribution thereof, and pursuant thereto, the Company shall as expeditiously as possible:


               (i) prepare and file with the SEC a Subsequent Registration Statement relating to the applicable Subsequent Registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Standby Shares in accordance with the intended method or methods of distribution thereof and use its best efforts to cause such Subsequent Registration Statement to become effective and keep such Subsequent Registration Statement effective in accordance with section 7(g)(ii) below;


               (ii) prepare and file with the SEC such amendments and post-effective amendments to the Subsequent Registration Statement as may be necessary to keep the Subsequent Registration effective until all such Standby Shares are sold; cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Subsequent Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof as set forth in such Subsequent Registration Statement or supplement to the prospectus; provided, however, that the Company may, from time to time, request that the Purchasers immediately discontinue the disposition of the Standby Shares if the Company determines, in the good faith exercise of its reasonable business judgment, that the offering and disposition of the Standby Shares could materially interfere with bona fide financing, acquisition or other material business plans of the Company or would require disclosure of non-public information, the premature disclosure of which could materially and adversely affect the Company (it being acknowledged that the Company is not required to disclose in such request any such transaction, plan or non-public information), so long as the Company promptly after the disclosure of such transaction, plan or non-public information complies with this section 7(g)(ii);


               (iii) notify the Purchasers and the underwriter, if any, promptly, and (if requested by any such person) confirm such advice in writing, (A) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Subsequent Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the SEC for amendments or supplements to the Subsequent Registration Statement or the prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Subsequent Registration Statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Standby Shares for sale in any jurisdiction or the initiation of any proceedings for such purpose and (E) subject to the proviso below, of the happening of any event as a result of which the prospectus included in such Subsequent Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, subject to section 7(g)(ii) above, at the request of any such person, prepare and furnish to such person a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; provided, however, the Company need not disclose the event if it otherwise has not disclosed such event to the public;


               (iv) if requested by the underwriter or any of the Purchasers, promptly incorporate in a prospectus supplement or post-effective amendment such information as the underwriter and the Purchaser agree should be included therein relating to the plan of distribution with respect to such Standby Shares, including, without limitation, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Standby Shares to be sold in such offering; and make all required filings of such prospectus supplements or post-effective amendments as soon as notified of the matters to be incorporated in such prospectus supplements or post-effective amendments;


               (v) deliver to the Purchasers and the underwriters, if any, without charge, as many copies of the prospectus (including each preliminary prospectus) in conformity with the requirement of the Securities Act and any amendments or supplements thereto as such persons may reasonably request and such other documents as they may reasonably request to facilitate the prior sale or other disposition of the Standby Shares;


               (vi) prior to any public offering of Standby Shares, register or qualify or cooperate with the Purchasers, or the underwriters, if any, in connection with the registration or qualification of such Standby Shares for offer and sale under the securities or blue sky laws of such jurisdictions as the Purchasers or underwriters, if any, reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Standby Shares covered by the Subsequent Registration Statement; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or would subject the Company to any tax in any such jurisdiction where it is not then so subject; and


               (vii) with a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of Standby Shares to the public without registration, during such time as a public market exists for its equity securities, the Company agrees to:


                    (A) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its equity securities to the general public;


                    (B) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") (at any time after it has become subject to such reporting requirements); and


                    (C) furnish to the Purchasers forthwith upon request a written statement by the Company as to the Company's compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company and such other reports and documents of the Company as the Purchasers may reasonably request in availing itself of any rule or regulation of the SEC allowing a holder to sell any such securities without registration;

          (h) Notwithstanding the provisions of this section 7(h) to the contrary, the Company:


               (i) may require the Purchasers to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing, and the Company may limit such registration rights to situations where a proposed distribution of Standby Shares is to be effected forthwith upon the effectiveness of the Subsequent Registration Statement;
          and


               (ii) may require each of the Purchasers to covenant that he has not taken, and will not take, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result in, under the Exchange Act or otherwise, or which has caused or resulted in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Standby Shares; and


          (i) each Purchaser agrees by acquisition of such Standby Shares that, upon receipt of the request referred to in the proviso of section 7(g)(ii) or of any notice from the Company of the happening of any event of the kind described in section 7(g)(iii) hereof (other than as provided in section 7(g)(iii)(A) hereof), such Purchaser shall forthwith discontinue disposition of Standby Shares until he is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental documents or filings that are incorporated by reference in the prospectus, and, if so directed by the Company, each Purchaser shall deliver to the Company (at the Company's expense) all copies other than permanent file copies then in the Purchaser's possession, of the prospectus covering such Standby Shares current prior to the time of receipt of such notice.


     8,  Indemnification.
         ---------------


          (a) The Company agrees to indemnify and hold harmless the Purchasers against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchasers may become subject, under the Act, the Exchange Act, or other federal or state statutory law or regulations, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Subsequent Registration Statement, any preliminary prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading, (ii) in whole or in part, any inaccuracy in the representations and warranties of the Company contained herein, or (iii) any failure of the Company to perform its obligations hereunder or under law; and will reimburse the Purchasers for any legal and other expenses as such expenses are reasonably incurred by the Purchasers in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Subsequent Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with information furnished to the Company by each of the Purchasers expressly for the inclusion in the Registration Statement, any Subsequent Registration Statement, or any preliminary prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that the Company may otherwise have. The Company will not, without the prior written consent of the Purchasers, settle or compromise or consent to the entry of any judgment in any pending or threatened action or claim or related cause of action or portion of such cause of action in respect of which indemnification may be sought hereunder (whether or not the Purchasers are parties to such action or claim), unless such settlement, compromise or consent includes an unconditional release of the Purchasers from all liability arising out of such action or claim (or related cause of action or portion thereof).


          (b) The Purchasers, severally and not jointly, agree to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement or any Subsequent Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages, liabilities or expenses to which the Company, or any such director, officer, or controlling person may become subject, under the Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Purchasers), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any Subsequent Registration Statement, any preliminary prospectus, the Prospectus, or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Subsequent Registration Statement, any preliminary prospectus, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished to the Company by a Purchaser expressly for the use in the Registration Statement, any Subsequent Registration Statement, any preliminary prospectus or the Prospectus; and will reimburse the Company, or any such director, officer, or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer, or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. This indemnity agreement will be in addition to any liability which each Purchaser may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchasers in the case of paragraph (a), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.


          (d) If the indemnification provided for in this Section 8 is required but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under subparagraphs (a), (b) or (c) in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company and the Purchasers from any other persons, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement or any Subsequent Registration Statement and directors of the Company who also may be liable for contribution) (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchasers from the offering of the Shares or any public offering of the

Standby Shares, as the case may be or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Purchasers in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Purchasers, on the other, shall be deemed to be in the same proportion as the total net proceeds from the sale of the Standby Shares (before deducting expenses) received by the Company bear to the total compensation received by the Purchasers hereunder. The relative fault of the Company and the Purchasers shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in subparagraph (c) of this Section 8, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in subparagraph (c) of this Section 8 with respect to notice of commencement of any actions shall apply if a claim for contribution is to be made under this subparagraph (d); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under subparagraph
(c) for purposes of indemnification. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined solely by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 8. Notwithstanding the provisions of this Section 8, the Purchasers shall not be required to contribute any amount in excess of the amount of compensation received by each of them. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.


     9.  Termination.
         -----------

          (a) The obligations of the Purchasers under this Agreement may be terminated at any time on or prior to the Closing Date, by notice to the Company from the Purchasers, without liability on the part of the Purchasers to the Company, if, prior to delivery and payment for the Standby Shares, (i) trading in any of the equity securities of the Company shall have been suspended by the Commission, by an exchange that lists the Common Stock or by the National Association of Securities Dealers Automated Quotation System, (ii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by either federal or New York State authorities, or (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority shall have occurred that, in the Purchasers' opinion, materially and adversely affects or may materially and adversely affect the business or operations of the Company.

          (b) This Agreement shall expire automatically on February 15, 1999. Upon the expiration of this Agreement, neither the Company nor the Purchasers shall have any further rights or obligations hereunder except as may be expressly contemplated herein.


     10.  Miscellaneous.
          -------------

     Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed, delivered, telecopied, telegraphed and confirmed (a) if to the Company, 174-15 Horace Harding Expressway, Fresh Meadows, New York 11365, Attention: Robert Berkowitz, or (b) if to the Purchasers, to them at the address first set forth above. Any such notice shall be effective only upon receipt.


     This Agreement has been and is made solely for the benefit of the Purchasers and the Company and of the controlling persons, directors and officers referred to in Section 8, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

     In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     The Company and the Purchasers each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

     The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of the Purchasers or controlling person thereof, or by or on behalf of the Company or its directors or officers and (c) delivery of and payment for the Standby Shares under this Agreement.

     Please confirm that the foregoing correctly sets forth the Standby Agreement between the Company and the Purchasers.

                              Very truly yours

                              NEWS COMMUNICATIONS, INC.

                              By:
                                 -----------------------------------
                                 Name:
                                 Title:


Confirmed as of the date first
above mentioned:

By:
   ----------------------------------
   Wilbur L. Ross, Jr.

By:
   ----------------------------------
   Melvyn I. Weiss

By:
   ----------------------------------
   J. Morton Davis